EATON VANCE HIGH INCOME OPPORTUNITIES fUND

(the “Fund”)

Supplement to Summary Prospectus, Statutory Prospectus
and Statement of Additional Information (“SAI”) dated March 1, 2026 as may be supplemented and/or revised from time to time

Effective December 31, 2026 (the “Effective Date”), Stephen C. Concannon, CFA intends to retire and will no longer serve as a portfolio manager of the Fund. Accordingly, on the Effective Date, all references to Mr. Concannon will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.

Justin H. Bourgette, CFA, Bo Hunt and Jeffrey D. Mueller will continue to serve as portfolio managers of the Fund.

March 19, 2026	48676-00 3.19.26